U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 15, 2005
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-16214                14-0462060
(State or other jurisdiction          (Commission              (IRS employer
     of incorporation)                file number)           identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 9, 2005, the Directors approved certain changes to the Company's Corporate Governance Guidelines relating to director compensation. An excerpt from the Guidelines, as revised, is being filed as an exhibit.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits.

      An excerpt from the Registrant's Corporate Governance Guidelines relating to director compensation is filed as an exhibit.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ALBANY INTERNATIONAL CORP.

                                                   By: /s/ Michael C. Nahl
                                                       -------------------------
                                                   Name: Michael C. Nahl
                                                   Title: Senior Vice President
                                                   and Chief  Financial Officer

Date: November 15, 2005

                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

10(o)(vi)         Excerpt from Corporate Governance Guidelines describing
                  director compensation